UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27. 2012

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 N. Courtenay Parkway, Suite A Merritt Island, FL 32953 321.452.9091 (Address and telephone number of Registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Agreement.

On April 27, 2012, the Company entered into an Acquisition Agreement with Élan Energy & Water, Inc., Inc. to acquire Clarrix Energy, LLC, a Florida limited liability company, in exchange for 5,000,000 shares of convertible preferred stock plus 40 million shares of common stock.  Based on the closing market price of Registrant’s common stock on April 27, 2012 of

$0.001 per share, the transaction is valued at approximately $134,000. A copy of the acquisition agreement is attached to this Current Report as Exhibit 2.

The preferred stock to be issued is a voting, convertible preferred stock (i) having at all times the right to cast votes in all matters in which the holders of common stock of AEGY are entitled to vote, equal to 51% of the total vote of all classes of stock from time to time outstanding; (ii) convertible into common stock of AEGY equal to 51 percent of the resulting total common interests issued and outstanding on a fully diluted basis at the election of the holder or holders at any time after one year from the closing of the transactions contemplated in this Agreement; and (iii) having a liquidation preference equal to 51 percent of the assets available on a liquidation distribution over the AEGY Common Interests.  The terms and conditions of the preferred stock are set forth in the Statement of Preferences attached as Exhibit 4 to this Current Report.

CLARRIX Energy, LLC

The deregulation of energy by the federal government has created multiple opportunities in the energy sector. Multiple states allow businesses and consumers to select the supplier of their commodity (gas or electricity).  This, of course, is intended to give business the opportunity to save on their utility costs.

Clarrix Energy, LLC provides consultative and brokerage services to business of all sizes. The objective of these services is to decrease utility costs, in as many ways as possible for every client. The company currently has agreements to supply deregulated energy in 10 states, and is in pursuit of supply partners. Management has its sights set on large energy users

Clarrix Energy was founded in 2011 by a management team composed of a diverse group of highly skilled executives with broad base of skills in medicine, finance, web development, and retail.  The company’s initial source of revenue is from commissions generated by saving businesses from 1 to 25% on their utility bills. Management will be diligently searching for products and services for clients, including solar, surge protection, lighting and more.

The company will be focusing on a creative online strategy to attract and manage clients. Management is developing a sales force in all areas in which their supply agreements allow. Management plans to use technology and state-of-the-art web and social networking strategies to maximize lead generation and minimize advertising costs.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2	Acquisition Agreement between Élan Energy & Water, Inc. and Alternative Energy Partners, Inc. dated April 27, 2012.
4	Statement of Rights and Preferences for Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: May 1, 2012	By:	/s/ Hong-Shin Pan
Hong-Shin Pan
Chief Executive Officer